CASH AND CASH EQUIVALENTS	12 Months Ended
Jun. 30, 2020
Cash and cash equivalents [abstract]
Cash and cash equivalents

ACCOUNTING POLICIES

Cash and cash equivalents are short-term, highly liquid investments that are readily convertible to cash without significant risk of changes in value and comprise cash on hand, demand deposits, and highly liquid investments which are readily convertible to known amounts of cash.

Cash and cash equivalents are non-derivative financial assets categorised as financial assets measured at amortised cost. Cash and cash equivalents are initially measured at fair value. Subsequent to initial recognition, cash and cash equivalents are measured at amortised cost, which is equivalent to their fair value.

Amounts in R million	Note	2020	2019

Cash on hand		63.5	125.2
Access deposits and income funds [1]		1,632.3	136.0
Restricted cash [2]		19.3	18.3

		1,715.1	279.5

Interest earned on cash and cash equivalents	6	63.1	17.0
[1] These consist of access deposit notes and conservatively managed income funds that are diversified across the major financial institutions in South Africa. At reporting date all of these instruments had same day or next day liquidity and effective annual yields of between 5.5% and 7%
[2] These consist of cash held on call to fund environmental and other guarantees issued by the Standard Bank of South Africa Limited.

CREDIT RISK

The Group is exposed to credit risk on the total carrying value of its cash and cash equivalents. The Group manages its exposure to credit risk by investing cash and cash equivalents across several major financial institutions, considering the credit ratings of the respective financial institutions, funds and underlying instruments.

MARKET RISK

Interest rate risk

A change of 100 basis points (bp) in the interest rates would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis is performed on the average balance of cash and cash equivalents for the year and assumes that all other variables remain constant. The analysis excludes income tax

Amounts in R million	2020	2019

100bp increase	10.0	2.8
100bp (decrease)	(10.0)	(2.8)

Foreign denominated cash is held in a foreign currency bank account accruing negligible interest and is usually converted to South African Rand on the day of receipt. Foreign cash is therefore not exposed to significant interest rate risk.

Foreign currency risk

US Dollars received on settlement of the trade receivables are exposed to fluctuations in the US Dollar/South African Rand exchange rate until it is converted to South African Rands.

The Group was not exposed to any fluctuations in the US Dollar/South African Rand exchange rate on any US Dollars at the current or previous reporting date as all the US Dollars held were converted to South African Rands.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of cash and cash equivalents approximates their carrying value due to their short-term maturities.